SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Equity Sector Strategy Fund
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES” section of the fund’s summary prospectus:
SHAREHOLDER FEES (paid directly from your investment)
	A	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	$20	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	C	INST	S
Management fee	0.29	0.29	0.29	0.29
Distribution/service (12b-1) fees	0.24	1.00	None	None
Other expenses[2]	0.49	0.62	0.69	0.51
Total annual fund operating expenses	1.02	1.91	0.98	0.80
Fee waiver/expense reimbursement	0.29	0.43	0.50	0.32
Total annual fund operating expenses after fee waiver/expense reimbursement	0.73	1.48	0.48	0.48
1Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
2“Other expenses” for Institutional Class are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through November 30, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.73%, 1.48%, 0.48% and 0.48% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See “Class C Shares” in the “Choosing a Share Class” section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	C	INST	S
1	$645	$251	$49	$49
3	854	558	262	223
5	1,079	992	493	413
10	1,726	1,965	1,156	960
You would pay the following expenses if you did not redeem your shares:
Years	A	C	INST	S
1	$645	$151	$49	$49
3	854	558	262	223
5	1,079	992	493	413
10	1,726	1,965	1,156	960
Please Retain This Supplement for Future Reference
April 27, 2023
PROSTKR23-46